UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2014

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)Effective November 20, 2014, Ms. Monica Dahl, age 48, was promoted to the position of Senior Vice President, Marketing, Omnichannel and Public Relations. Ms. Dahl has been with the Christopher & Banks Corporation (the “Company”) in a variety of capacities since 2004, most recently serving as Senior Vice President, Marketing since April 1, 2013.

In connection with Ms. Dahl’s promotion to Senior Vice President, Marketing, Omnichannel and Public Relations, the Compensation Committee of the Company’s Board of Directors approved an increase in Ms. Dahl’s annual salary. Effective November 20, 2014, Ms. Dahl’s annual salary was increased to $350,000.

Other than as set forth above or as has been previously disclosed by the Company, Ms. Dahl is not a party to any transaction with the Company.

Item 7.01	Regulation FD Disclosure.

On November 20, 2014, the Company announced Ms. Dahl’s promotion to Senior Vice President, Marketing, Omnichannel and Public Relations in a press release being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Christopher & Banks Corporation Press Release dated November 20, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ovemb
CHRISTOPHER & BANKS CORPORATION

Date: November 21, 2014	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President,
General Counsel

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CHRISTOPHER & BANKS CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
November 20, 2014	001-31390

CHRISTOPHER & BANKS CORPORATION

ovemb
Exhibit Number	Description

99.1	Christopher & Banks Corporation Press Release dated November 20, 2014

Exhibit 99.1

2400 Xenium Lane North, Plymouth, MN 55441 ▪ (763) 551-5000 ▪ www.christopherandbanks.com

FOR:	Christopher & Banks Corporation

COMPANY CONTACT:	Peter G. Michielutti
Executive Vice President,
Chief Operating Officer and
Chief Financial Officer
(763) 551-5000

INVESTOR RELATIONS CONTACT:	Jean Fontana
ICR, Inc.
(646) 277-1214

CHRISTOPHER & BANKS CORPORATION PROMOTES

MONICA L. DAHL TO SENIOR VICE PRESIDENT,

MARKETING, OMNICHANNEL AND PUBLIC RELATIONS

Minneapolis, MN, November 20, 2014 – Christopher & Banks Corporation (NYSE: CBK), a specialty women’s apparel retailer, today announced that Monica L. Dahl has been promoted to Senior Vice President, Marketing, Omnichannel and Public Relations.  In this role, she has responsibility for the Company’s Marketing, Customer Relationship Management, eCommerce and Public Relations functions.  Ms. Dahl joined the Company in May 2004 and most recently served as Senior Vice President, Marketing.

LuAnn Via, President and Chief Executive Officer, commented: “Monica is a talented executive who has held a number of key roles at the Company.  With this promotion, I am proud to recognize those contributions and her vision, leadership and passion for our customers.  I look forward to working with Monica in her expanded role, as we continue to execute on our three-year growth plan and our omnichannel strategies.”

About Christopher & Banks

Christopher & Banks Corporation is a Minneapolis-based specialty retailer of women’s clothing.  As of November 20, 2014, the Company operates 551 stores in 43 states consisting of 206 Christopher & Banks stores, 113 stores in its women’s plus size clothing division CJ Banks, 189 MPW stores and 43 outlet stores.  The Company also operates the www.ChristopherandBanks.com eCommerce website.

Keywords:  Christopher & Banks, CJ Banks, Women’s Clothing, Plus Size Clothing, Petites, Extended Sizes, Outfits.

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